UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 17, 2011

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard, Mayfield Heights, Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-875-5600

1000 Lakeside Avenue, Cleveland, OH 44114
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Ferro Corporation (the "Company") has approved a relocation of the Company's principal office. Effective October 17, 2011 the principal office of the Company is 6060 Parkland Boulevard, Mayfield Heights, Ohio. The Company's Board of Directors also approved an amendment to the Eleventh Amended Articles of Incorporation of the Company by changing the Second Article thereof so that, as amended and effective on October 17, it states that the Company's principal office is located in the City of Mayfield Heights, Cuyahoga County in the state of Ohio. The Second Article previously stated that the Company's principal office was located in Cleveland, Cuyahoga County, Ohio.

The Amendment to the Eleventh Amended Articles of Incorporation is attached, hereto, as Exhibit 3.1.

Item 7.01 Regulation FD Disclosure.

A press release announcing the change in the principal office of Ferro Corporation to Mayfield Heights, Ohio was issued on October 17, 2011. A copy of the press is attached, hereto, as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.1: Amendment to the Eleventh Amended Articles of Incorporation of Ferro Corporation
Exhibit 99.1: Press release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

October 17, 2011	By:	Thomas R. Miklich

Name: Thomas R. Miklich
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amendment to the Eleventh Amended Articles of Incorporation for Ferro Corporation
99.1	Press release